The Georgetowne Funds

P R O S P E C T U S

Georgetowne Long/Short Fund

March 1, 2008

The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate.  Any representation to the contrary is a criminal offense.

The Georgetowne Funds

345 Romona Rd.

Wilmette, IL 60091

(518) 221-1978

Table of Contents

Page

Fund Overview

1

Performance History

3

Fund Fees and Expenses

5

Investment Strategies and Related Risks

6

Fund Management

10

Dividends, Distributions, and Taxes

11

Net Asset Value (NAV) per Share

12

How To Purchase Shares

12

How to Redeem Shares

14

Financial Highlights

16

Privacy Policy

17

Additional Information

Back Cover

FUND OVERVIEW

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve returns in both rising and falling markets by

•

buying equity securities (“long” positions) that the Fund’s adviser believes are likely to appreciate in value, and

•

selling equity securities short (“short” positions) that the adviser believes are likely to depreciate in value.

A “short” sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.

The Fund's adviser, Georgetowne Fund Management Corporation, examines general economic trends to identify the sectors of the economy (or industries, countries or regions) that it believes present the best potential for growth.   The Fund’s long positions will be over-weighted in those sectors.  The Fund’s short positions will generally be in sectors of the economy that the adviser believes present the least potential for growth.  However, the Fund may have long and short positions in the same sector.

The adviser then performs fundamental analysis to identify companies whose stock it believes are undervalued for purchase or overvalued for selling short.  Under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's assets.  The ratio of long positions to short positions will vary based on the adviser's assessment of general economic trends.  The Fund may invest in companies of any capitalization, including small capitalization companies.

The adviser anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate. The Fund may sell covered call options in an attempt to generate additional returns, sell covered call options, as well as buy put options, as part of a hedging strategy, and buy call options as an alternative to investing directly in the underlying security, or buy put options as an alternative to selling the security short.

Equity securities in which the Fund may take long and short positions consist primarily of common stock of U.S. and foreign companies, including sponsored American Depository Receipts (commonly referred to as ADRs).  In addition to selecting particular companies, the adviser may also take long and short positions in exchange traded funds (commonly referred to as ETFs)  to provide short or long exposure to particular sectors (or industries, countries or regions).  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  ETFs include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock (“QQQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, Vanguard ETFs, and the U.S. Oil Fund.  Investing in any one type of ETF is not a principal strategy of the Fund.  To the extent the Fund invests in foreign securities (including ADRs and ETFs that invest in foreign companies), the Fund may invest a substantial portion of its assets in emerging market securities.  The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of securities.

PRINCIPAL INVESTMENT RISKS

Market Risk. The Fund’s total return on investment, like stock prices generally, goes up and down such that you may lose money over short and even long periods of time.  Although the Fund will generally be invested in both long and short positions, there is no assurance that this will provide any protection against market movements, and the Fund may actually perform worse than a fund that is invested exclusively in long positions (or exclusively in short positions).

Short Investments. There are additional risks involved in short sales.  The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Management Risk.  The adviser of the Fund is a recently formed company with limited experience managing the assets of individual clients or a mutual fund.  This inexperience may result in poor security selection causing the Fund to underperform other funds with similar investment strategies, and you may lose money.

Sector Risk.  If the Fund’s portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Small Capitalization Companies.  An investment in companies with smaller capitalizations, considered to be companies with a market capitalization less than $1 billion, generally involves greater risks than investing in larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements because the stocks are traded in lower volume, the companies are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer markets for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small company stocks tend to be less liquid, particularly during periods of market disruption. Normally, there is less publicly available information concerning the issuers of these securities. Small companies in which the Fund invests may have limited product lines, markets or financial resources or may be dependent on a small management group.

Foreign Risk.  To the extent the Fund invests in foreign securities (including ADRs and ETFs that invest in foreign companies), the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

Portfolio Turnover Risk.  To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders.  These factors may negatively affect the Fund’s performance.

ETF Risks.  The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally.  They are also subject to special risks associated with the particular sector or countries in which the ETF invests.

Higher Expenses/Taxes.  The Fund will indirectly bear its proportionate share of any fees and expenses paid by the ETFs in which it invests in addition to the fees and expenses payable directly by the Fund.  Therefore, the Fund will incur higher expenses, many of which may be duplicative. Like higher expenses, taxes can adversely impact the Fund’s performance.  The ETF shareholders purchase and redeem shares from the ETF, which may result in capital gains distributions to all shareholders in the ETF (including the Fund).

Non-Diversification Risk.  As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Put and Call Option Risk. The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of put and call options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.    The buyer of a call or put option assumes the risk of losing its entire premium invested in the  option.    Successful use of an option strategy requires special skills, and investment in options can involve greater risk than investments in equities.

FOR A MORE DETAILED DISCUSSION OF THESE PRINCIPAL INVESTMENT RISKS, PLEASE SEE THE SECTION TITLED “INVESTMENT STRATEGIES AND RELATED RISKS.”

PERFORMANCE HISTORY

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund.  The bar chart shows changes in the Fund's total return from year to year.  The performance table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index.  Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

During the period shown, the highest return for a quarter was 15.82% (1st quarter, 2006); and the lowest return was -9.95% (2nd quarter, 2006).

Average Annual Total Returns for the period ending 12/31/2007:

One Year

Since Inception1

The Fund

Return Before Taxes

    3.22%

       8.08%

Return After Taxes on

    1.17%

      6.97%

Distributions 2

Return After Taxes on

    2.17%

       6.45%

Distributions and Sale

of Fund Shares 2

S&P 500*

    5.49%

       9.21%

Nasdaq Composite Index*

    10.68%

       7.95%

*(reflects no deduction for fees, expenses, or taxes)

1  December 30, 2003

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees : (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Redemption Fee (1)	2.00%

Annual Fund Operating Expenses : (expenses that are deducted from Fund assets)
Management Fees	1.99%
12b-1 Distribution Fees	None
Other Expenses (2)	0.13%
Acquired Fund Fees and Expenses (3)	0.05%
Total Annual Operating Expenses	2.17%

Footnote:

(1)

The 2.00% redemption fee applies only to shares sold within 30 days of purchase.   All redemptions by wire are charged a $20 wire fee regardless of time held.

(2)

The adviser pays all ordinary operating expenses of the Fund, except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.

(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other mutual funds.  The Total Annual Operating Expenses in this table will not correlate to the expense ratio in the Fund’s financial statements (the Financial Highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.  Excluding the indirect costs of investing in any acquired fund, the Total Annual Fund Operating Expenses are 2.12%.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 220	$679	$1,164	$2,503

INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.  The Fund's investment objective, and the Fund's policy that under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's  assets (defined as net assets plus the amount of borrowing for investment purposes), may each be changed without shareholder approval.  The Fund will notify shareholders 60 days in advance if the investment objective or investment policy is changed.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Long/Short Strategy.  Under normal circumstances, the Fund’s portfolio will consist of both “long” and “short” positions, and the ratio of “long” to “short” positions will vary based on the adviser’s assessment of general economic trends.  If the adviser is “bullish” on the markets, the portion of the portfolio devoted to long positions will increase; and if the adviser is “bearish” on the markets, the portion devoted to short positions will increase.

In selecting stocks to buy “long,” the portfolio manager will look for reasonably priced securities (based on factors such as, but not limited to, price-to-earnings and price-to-book ratios) of companies whose growth potential is not yet reflected fully in their stock prices.  Target companies will have a catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions.  The Fund's adviser generally will sell a security when it no longer meets the portfolio manager's investment criteria or when it has met the manager's expectations for appreciation.

In selecting “short sale” candidates, the portfolio manager looks primarily for companies where the growth is slowing, valuations are high, or there is a change in economic conditions that would perpetuate a decline in the market price of shares.  In addition, balance sheet analysis will be used to identify weakening financial conditions or a declining cash flow.

A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs if dividends are paid on those shares sold short.  In such a case, the Fund is required to pay those dividends on the stock to the owner of the shares from whom such shares were borrowed.  An estimate of these costs is included in the Fund's fees and expenses table.  Dividends paid by the Fund on shares sold short will reduce the Fund's portfolio return because such dividends are paid out of the Fund's net assets.  The Fund may also be required to pay a fee to the broker to borrow the security.  The fee is generally a portion of the interest earned by the Fund on the collateral that is deposited with the broker.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The Fund’s potential for gain and loss increases as the Fund’s short positions increase.  In connection with its short sales, the Fund will be required to maintain a segregated account with the custodian of cash or high grade liquid assets (which may include equity securities) that will be marked to market daily so that it equals (i) the current market value of the securities sold short by the Fund, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  The Fund will limit its short sales so that no more than 90% of its net assets will be deposited as collateral and allocated to the segregated account.  As the amount of the Fund's short position exposure increases, the greater the amount of the Fund's securities that must be segregated by the Fund’s custodian.  As more assets are segregated, the adviser has less flexibility in managing the portfolio because the segregated assets cannot be traded until the respective short position is closed.

Common Stocks.  Because the Fund invests in common stocks, it is subject to the risks associated with common stock investing. These include the management risk of selecting individual stocks that do not perform as the portfolio manager anticipated, the risk the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. If the stock market declines in value, the Fund is likely to decline in value. Many factors affect an individual company's performance, such as the strength of its management or the demand for its products or services. Poor management or decreased demand for products or services, as well as negative economic, political, or regulatory occurrences, may affect the earnings growth potential anticipated by the portfolio manager when the individual stock was selected for a Fund's portfolio.  Common stock represents an ownership interest in the issuer.  However, the rights and interests of common stock owners are subordinate to preferred stock in the receipt of dividends and in any residual assets after payments to creditors and bond holders if the issuer is dissolved.

Foreign Securities. The Fund may invest in foreign stocks, sponsored ADRs (American Depositary Receipts) and index products that track a foreign securities index.  ADRs are dollar denominated and issued by a U.S. bank or trust company and represent ownership interests in foreign companies.  Sponsored ADR's are issued with the cooperation of the company whose stock will underlie the ADR.  These shares carry all the rights (such as voting rights) and risks of the common stock. Investment risks include fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency. Securities of foreign issuers may often be less liquid and exhibit greater volatility. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers.

Exchange Traded Funds.  ETFs are a portfolio of stocks or bonds that track a specific market index, similar to traditional index mutual funds, except that they are bought and sold on an exchange through a broker like an individual stock.  ETFs include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock (“QQQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs.  SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely  track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that invests in the 30 component stocks of the Dow Jones Industrial Average.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.   QQQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 Index by holding shares of all the companies on the Index.  The iShares are managed by Barclays Global Investors.  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index.  ETFS are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks, described above.  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary. There is a risk that the performance of the ETF will not track the performance of the corresponding index.

Emerging Markets.  To the extent of the Fund invests in foreign securities, the Fund may invest a substantial portion of its assets in emerging market securities.  The risks for foreign securities, including the risks of fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency, as well as less share liquidity and greater share volatility, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations.  These securities markets are sometimes referred to as “emerging markets.”  Investments in securities of issuers located in such countries are speculative and subject to certain special risks.  The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries.  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Some countries have inhibited the conversion of their currency to another.  The currencies of certain emerging market countries have recently experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s investments in assets denominated in such currencies.  There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another.  As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries.  Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Option Strategy.  The Fund may sell covered call options in an attempt to generate additional returns.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that security at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the security to the purchaser at the exercise price.  The option is “covered” when the Fund owns the security, or segregates sufficient assets to purchase the security, at the time it sells the option.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.   The Fund may also sell covered call options, as well as buy put options, as part of a hedging strategy.  The selling of covered call options acts as a hedge because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  However, selling the options will also limit the Fund’s gain, if any, on the underlying securities.  When the Fund buys a put option, the seller has the obligation to purchase the underlying position from the Fund at the exercise price if the Fund exercises the option on or before the expiration date.  This limits the Fund's potential loss on the security.  The Fund may buy call options as an alternative to investing directly in the underlying security, or buy put options as an alternative to selling the security short.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Unseasoned Companies.  From time to time, the Fund may take substantial positions in securities of companies with limited operating histories.   These are companies in operation for less than three years. The securities of these companies may have limited liquidity and the prices of such securities may be volatile.  Unseasoned companies are often involved in new product development, which generally involves more risk, and may lack sufficient capital for sustained growth.

Special Situations.  The Fund may also invest in securities of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services or other special situations that may affect the value of their securities significantly. Examples of special situations are companies being reorganized or merged, companies entering, currently in, or emerging from, bankruptcy or in financial difficulty, companies introducing unusual new products or that enjoy particular tax advantages. Other examples include companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or believed to be probable takeover candidates.  The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a “special situation” company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

Other Strategies.  The Fund may rotate a portion of its assets to debt securities, including fixed income ETFs, when the adviser believes that the prospects for capital appreciation may be greater than in equity securities.  For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, money market funds, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.  Employing such a defensive strategy would be inconsistent with the stated objectives of the Fund.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Additional descriptions of the Fund's strategies and investments and the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities holdings, may be found in the Fund's Statement of Additional Information which can be requested free of charge by calling 1-877-257-4240.

FUND MANAGEMENT

BOARD OF TRUSTEES

The Board of Trustees has overall responsibility for the management of the Fund. The Board formulates the general policies and meets periodically to review the Fund’s performance, monitor investment activities and discuss matters affecting the Fund.

INVESTMENT ADVISER

The Georgetowne Fund Management Corporation, 345 Romona Rd., Wilmette, IL 60091, is the adviser of the Fund and is responsible for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees.  Paul K. Hoffmeister owns and is the founder of the adviser, and is a trustee of The Georgetowne Funds.  The adviser is a New York State corporation founded in January 2003 and does not have any previous experience advising mutual funds or individual client accounts.

Paul K. Hoffmeister is responsible for the overall strategic and day-to-day management of the Fund’s portfolio and the Fund’s administration.  Mr. Hoffmeister additionally acts as Chief Economist for Bretton Woods Research. Between August 2004 and July 2006, Mr. Hoffmeister acted as the Director of Market Strategy for Polyconomics, performing sector analysis based on supply-side economic principles.  Mr. Hoffmeister also acted as an operations supervisor for the office of Dr. Jana Hoffmeister MD, between June 2000 and July 2006.  Between March 2004 and August 2004, Mr. Hoffmeister acted as a trader with QuietLight Securities, LLC.  His duties with QuietLight Securities included trading options and futures contracts on the KOSPI 200 Index on behalf of QuietLight Securities on the Korean Stock Exchange.  Mr. Hoffmeister has a B.S.B.A. degree in finance and accounting from Georgetown University in Washington, DC.  (The Georgetowne Funds and The Georgetowne Fund Management Corporation are NOT affiliated with Georgetown University.)  Between September 1997 and December 1997, Mr. Hoffmeister was an intern at the White House within the Department of Intergovernmental Affairs. Additionally, between June 1999 and September 1999, he was an intern at the Council of Economic Advisers.  Prior to forming the adviser and Georgetowne Funds, Mr. Hoffmeister was an assistant trader from 2000 to 2001, and a trader from 2001 to 2002, for QuietLight Securities, trading S&P 500 futures and options contracts at the Chicago Mercantile Exchange.  The Fund's Statement of Additional Information provides additional information about the Mr. Hoffmeister's compensation structure, other accounts he manages, and his ownership in the Fund.

For the fiscal year ended October 31, 2007, the Fund paid the adviser a fee 1.99% of its average daily net assets. The adviser pays all of the ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the adviser.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund’s most recent Annual Report to Shareholders for the period ended October 31.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute to all shareholders, at least annually, substantially all net investment income and any net capital gains. These will be reinvested in additional shares unless the shareholder has requested payment by check.  The Fund expects that its distributions will consist primarily of capital gains.

Distributions of investment income and net short term gains are generally taxable to you as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains regardless of length of time shares held. All distributions are taxable in the year received whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for tax purposes.  Distributions are paid to all shareholders invested in the Fund as of the record date, the date on which the shareholder must officially own shares to receive the distribution.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay full price for shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implication of buying shares just before the Fund declares a dividend or capital gain. Contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to non corporate shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisers for federal, state, and local tax consequences of an investment in the fund.

NET ASSET VALUE (NAV) PER SHARE

Net asset value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM Eastern Standard Time (“EST”), each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought and redeemed at their net asset value next determined after an order is received in good form with all supporting documentation and required signatures by the Fund's Transfer Agent. The net asset value per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares of the Fund.

The Fund’s assets are generally valued at their market value (i.e., readily available market price).  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

HOW TO PURCHASE SHARES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

You pay no sales charge to purchase shares of the Fund. You purchase shares at the net asset value (NAV) per share next calculated after the Transfer Agent has received the order in good form.  An account application is required for a share purchase to be in good form.  The Fund calculates net asset value per share at the close of business (currently 4:00 PM, EST) each day the New York Sock Exchange is open. If your order is received prior to 4:00 PM, your order will be priced at that day’s NAV. If your order is received after 4:00 PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV. The Fund does not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

A minimum initial investment of $5,000 is required to open an account ($2,000 for IRAs) with subsequent minimum investments of $100 (including IRAs). Investment minimums may be waived at the discretion of the Adviser.

When you invest in the Fund, the transfer agent will establish an account to which all full and fractional shares will be credited.  The Fund will not issue share certificates evidencing shares of the Fund. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Fund purchases may be made in the following manner:

By mail. Complete and sign the Account Application and mail with your check payable to “Georgetowne Long/Short Fund” to:

Georgetowne Long/Short Fund

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System.  Contact Mutual Shareholder Services at 1-877-257-4240 for wire instructions. Your bank or broker may charge you a fee for wire transfer.

Through Financial Intermediaries. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. Brokers, advisers, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling shares of the Fund.

Automatic Investment Plan (AIP)

The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investments in Fund shares. You may enroll in the AIP by filling out the Automatic Investment Plan application available from the Transfer Agent. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You may terminate your AIP at any time by written notification to the Transfer Agent.

Other Information on Purchases of Shares

The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. If an order is canceled because your check does not clear, you will be responsible for any loss the Fund incurs as a result of canceling the order. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any such loss. A fee will be charged for all checks that fail to clear.  Cash, money orders and travelers checks are not accepted.

HOW TO REDEEM SHARES

All Fund shares offered for redemption will be redeemed at the Fund NAV (less any applicable redemption fee) next determined after the transfer agent receives the redemption request in good order. Since the Fund’s NAV will fluctuate because of changes in the market value of the Fund’s portfolio holdings, the amount you receive upon redemption may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to your address of record or, if redemption proceeds are $10,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of a wire transfer. Redemption proceeds will generally be mailed within 7 days of receipt of your request.

Redemption by mail.

Shares may be redeemed by mail by writing directly to the transfer agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the application form. Signature guarantees are normally available from a bank, broker-dealer or other financial institution.  A notary public is not an acceptable guarantor.

Signature Guarantee Requirements.

To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee.”  The following requests require a signature guarantee: (i) change of  name or address on the account, (ii) redemption proceeds sent to a different address from that on the account, (iii) proceeds are made payable to someone other than the account owner, (iv) redemption from an account where the name or address has changed within the last 30 days, (v) the redemption request is for $25,000 or more.

Redemption by phone.

You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the transfer agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud, such as asking you to verify your tax identification number, and only sending redemptions to the address of record. You should do the same by keeping your account information private and reviewing all statements and transactions immediately for accuracy. Neither the Fund nor transfer agent shall be responsible for any losses due to telephone fraud so long as we have taken reasonable steps to verify the caller’s identity.

Other Information on Redemption of Shares

Redemption requests will not be processed until the Fund’s transfer agent has received all necessary documents, such as a signature guarantee, in good order. If you have any questions about what documents are required, please call the transfer agent at 1-877-257-4240 (toll free).

The Fund reserves the right to take up to 7 days to make payment if the Fund could be adversely affected by immediate payment. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check, which may take up to 15 days for U.S. bank accounts, and up to 6 weeks for foreign accounts.  In the event the Fund cannot recover payment from the investor, the Fund’s adviser will be responsible for any loss.

The Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the SEC determines to be emergency circumstances.

The Fund discourages market timing and does not accommodate the frequent purchase and redemption of Fund shares.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn within 30 days of investment.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The fee is payable out of the redemption proceeds and is retained by the Fund to defray the costs of redeeming shares.  The Fund will waive the redemption fee for mandatory retirement account withdrawals.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  In addition to the redemption fee, the Board of Trustees has adopted a policy directing the Fund to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.  Other than the 30 day holding period applicable to redemptions, the Fund has not established any minimum holding periods.  However, as stated above, the Fund reserves the right to reject trades that it believes are abusive or not in the best interest of Fund shareholders.

The Fund does not currently have any omnibus accounts; however, should the Fund enter into an omnibus account in the future, it will ensure that brokers maintaining such accounts enter into an agreement with the Fund to provide shareholder transaction information (to the extent known to the broker) to the Fund, upon request.

Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions.  You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, we may close your account and send the proceeds to you.  The Fund may also redeem your shares if the Board of Trustees determines to liquidate the Fund.  The Board may liquidate the Fund without a shareholder vote on that liquidation.  An involuntary redemption will create a capital gain or loss which may have tax consequences.  Consult your tax adviser.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception.  Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information was audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

For a share of capital stock outstanding throughout each period
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	10/31/2007	10/31/2006	10/31/2005	10/31/2004 *

Net Asset Value, at Beginning of Period	$11.57	$ 10.58	$ 9.72	$ 10.00
Income From Investment Operations:
Net Investment Loss **	(0.16)	(0.12)	(0.07)	(0.10)
Net Gains (Losses) on Securities (Realized and Unrealized)	2.42	_1.81	0.93	(0.18)
Total from Investment Operations	2.26	1.69	0.86	(0.28)

Distributions	(0.48)	(0.70)	-	-

Net Asset Value, at End of Period	$13.35	$ 11.57	$ 10.58	$ 9.72

Total Return ***	20.03%	16.84%	8.85%	(2.80)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$1,028	$ 554	$ 350	$ 293
Ratio of Expenses to Average Net Assets, excluding Interest and Dividends on Securities Sold Short	1.99%	1.99%	1.99%	1.99%	****
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	2.01%	2.10%	2.04%	1.99%	****
Ratio of Dividend Expenses to Average Net Assets	0.11%	0.12%	0.05%	0.01%	****
Ratio of Expenses to Average Net Assets, including Dividends on Securities Sold Short	2.12%	2.22%	2.09%	2.00%	****
Ratio of Net Investment Loss to Average Net Assets	(1.28)%	(1.04)%	(0.68)%	(1.21)%	****
Portfolio Turnover Rate	178.27%	108.94%	98.20%	73.81%

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004
** Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

*** Total return in the above table represent the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.

**** Annualized

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to its service providers requiring such information to provide products or services to you.

ADDITIONAL INFORMATION

Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI) dated the same date as this prospectus. The SAI provides more detailed information about the Fund, including policies and procedures relating to disclosure of the Fund's portfolio, and is incorporated by reference into this Prospectus.

If you wish to receive a free copy of the SAI or Shareholder Reports, or have any inquiries about the Fund, please call the Transfer Agent at 1-877-257-4240 (toll free).  You may also obtain free copies of the SAI and Shareholder Reports at www.georgetownefunds.com.

Additional information about the Fund including the Statement of Additional Information can be reviewed and copied at the Public Reference Room at the Securities and Exchange Commission in Washington, DC 20549-0102. The scheduled hours of operation may be obtained by calling the SEC at 1-202-551-8090.

You can receive copies of this information, after paying a duplicating fee by writing to:

Public Reference Room

Securities and Exchange Commission

100 F. Street N.E.

Washington, DC 20549-5009

or by emailing: publicinfo@sec.com

Free access to reports and other information about the Fund is available from the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Fund’s Investment Company Act File No. is 811-21322

This Prospectus contains important information about the Fund. Please read it carefully before you decide to invest.

STATEMENT OF ADDITIONAL INFORMATION

THE GEORGETOWNE FUNDS

GEORGETOWNE LONG/SHORT FUND

This Statement of Additional Information dated March 1, 2008 (“SAI”) should be read in conjunction with the Prospectus for the Georgetowne Long/Short Fund dated March 1, 2007, and is incorporated by reference in its entirety into such Prospectus.  Because this SAI is not itself a prospectus, you should not make an investment in shares of the Georgetowne Long/Short Fund based solely on the information contained herein.  This SAI incorporates by reference the Fund's Annual Report for the fiscal year ended October 31, 2007.  You may obtain copies of the Prospectus or Annual Report without charge by calling 1-877-257-4240 or by writing to Georgetowne Long/Short Fund, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

TABLE OF CONTENTS

DESCRIPTION OF THE FUND AND TRUST

1

INVESTMENT STRATEGIES AND RISKS

2

FUND POLICIES AND INVESTMENT RESTRICTIONS

4

MANAGEMENT OF THE FUND

7

PORTFOLIO TRANSACTIONS AND BROKERAGE

11

DISCLOSURE OF PORTFOLIO HOLDINGS

12

PRICING OF FUND SHARES

13

OTHER TAXATION

15

CUSTODIAN

15

FUND SERVICES

15

PROXY VOTING POLICIES

16

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

17

FINANCIAL STATEMENTS

17

DESCRIPTION OF THE FUND AND TRUST

The Georgetowne Long/Short Fund (the “Fund”) was organized as a non-diversified series of The Georgetowne Funds (the “Trust”) on February 18, 2003.  The fund commenced operations on December 30, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 18, 2003 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only fund series currently authorized by the Trustees.  The investment adviser to the Fund is The Georgetowne Fund Management Corporation (the “Adviser”).

The Fund will not hold annual shareholder meetings nor will the Fund issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund at the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

As of February 1, 2008, Dr. Jana Hoffmeister, c/o The Georgetowne Funds, 345 Romona Rd., Wilmette, IL 90061, owned 50.54% of the outstanding shares of the Fund and may be deemed to control the Fund.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940 (the “1940 Act”).  As the controlling shareholder, Dr. Hoffmeister could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  Dr. Hoffmeister is the mother of Paul Hoffmeister, who is a trustee of the Fund and the President of the Adviser.

As of February 1, 2008, the officers and trustees as a group owned 8.41% of the outstanding shares of the Fund.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares and Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “Pricing of Fund Shares” in the Prospectus and “Pricing of Fund Shares” in this Statement of Additional Information.

INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective and principal strategies are discussed in the Prospectus. This section provides information about the Fund's principal investment strategies, as well as information on the Fund’s non-principal investment strategies.

Short Term Investments. The Fund may invest in money market instruments, including money market funds, and short term high quality debt securities such as commercial paper.  Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the money market funds in which the Fund invests.

The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Debt Securities. The Fund may invest in corporate or U.S. Government and Agency debt securities including zero coupon bonds. Some corporate debt securities may be convertible into common stock. Debt securities will fall in value if interest rates rise or the issuer’s creditworthiness becomes impaired and it is unable to make interest or principal payments.  Zero coupon bonds do not provide for cash interest payments but instead are issued at discount from face value. Each year, holders of such bonds must accrue a portion of discount as income. Because zero coupon issuers do not make periodic interest payments, zero coupon bond prices tend to be more volatile when interest rates change.  The Fund will not invest in debt securities rated below Baa by Moody’s Investor Service, Inc. or BBB by Standard & Poor’s Ratings Group.

As mentioned in “Principal Investment Strategies and Related Risks” in the Prospectus, such investment in short-term investments and debt securities would be for temporary defensive measures, which would be inconsistent with the stated objectives of the Fund.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Exchange Traded Funds (ETFs). The Fund may invest in all types of exchange traded funds (“ETF’s”), including, without limitation, iShares, S&P Depositary Receipts (“SPDRs”), Sector SPDRs, DIAMONDS, and QQQQs.  SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index.  S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes.  The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely.  DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average.   QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally.  They are subject to special risks associated with the particular sector or countries in which the ETF invests.  There is also a risk that the performance of the ETF will not track the performance of the corresponding index.

There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Convertible Securities. Convertible securities are generally debt obligations or preferred stocks that may be converted within a specific period of time into a certain amount of common stock of the same or different issuer. They provide current income and the upside inherent in their convertibility. They may decline in value if the underlying share price declines, if interest rates rise or if the issuer’s creditworthiness becomes impaired.

Preferred Stocks. Generally, preferred stocks pay dividends at a specified rate and holders of such shares usually have preference over common stock holders in payments of dividends and liquidation of assets. Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Real Estate Investment Trusts (REITs). The Fund may invest up to 10% of net assets in REITs.  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs are subject to declines in real estate values, adverse changes in economic conditions and rental income, overbuilding, increased competition, increases in property taxes and operating expenses. REITs pay dividends to shareholders based on available funds from operations. Often the dividends exceed the REIT’s taxable earnings resulting in the excess portion of such dividends being treated as return of capital. The Fund intends to include the gross dividends from REITs in its distribution to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated a return of capital. Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the REITs in which the Fund invests.

Options. The Fund may engage in option transactions involving individual securities and stock indexes.  An option involves either:  (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indexes.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, the Fund will either:  (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FUND POLICIES AND INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions consistent with their respective investment objectives. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to (i) the Fund's restrictions on borrowings as set forth in fundamental restriction 6 below and (ii) the Fund’s restrictions on illiquid securities as set forth in non-fundamental restriction 4 below.

None of the Fund's fundamental restrictions can be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Fund's fundamental investment restrictions.  Except as otherwise noted, the Fund may not:

1.  Issue senior securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.   Make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.  The Fund will not make loans by purchasing nonpublicly offered debt securities.

3.   Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies engaged in the same industry.

4.   Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities.

5.   Purchase or sell real estate (but this shall not prevent the Fund from investing in securities backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

6.   Borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.  If, after a borrowing, the Fund no longer has 300% asset coverage, the Fund will take steps  to assure that the Fund is in compliance within three days.

7.   Purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental.

The Fund may not:

1.  Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.  Invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  Illiquid securities are securities that cannot be sold or disposed of promptly and in the ordinary course of business without taking a reduced price.  If, after purchase, the Fund's investment exceeds 15% of its net assets, the fund will take immediate steps to reduce the exposure to less than 15% within a reasonable amount of time.

In addition, under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes). Shareholders will be provided with at least 60 days' prior notice of any change in this policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

Insofar as allowed by law under Section 12(d)(1) under the 1940 Act, the Fund may invest in securities of other registered investment companies, including mutual funds and exchange traded funds.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3 percent of the total outstanding stock of another registered investment company (ii) securities issued by another registered investment company having an aggregate value in excess of 5 percent of the value of the total assets of the Fund; or (iii) securities issued by another registered investment company and all other investment companies (other than having an aggregate value in excess of 10 percent of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3 percent of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1-1/2 percent.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share held by the Fund in the same proportion as the vote of all other holders of such security.  An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1 percent of such investment company’s total outstanding shares in any period of less than thirty days.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER.  The Adviser is The Georgetowne Fund Management Corporation, located at 345 Romona Rd., Wilmette, IL 60091.  As sole shareholder of the Adviser, Paul K. Hoffmeister controls the Adviser for purposes of the 1940 Act.  Mr. Hoffmeister formed the Adviser for the purpose of advising a mutual fund. Additional information about Mr. Hoffmeister’s business background is found in the chart below under the heading “Trustees and Officers.”

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. The Adviser is entitled to receive an investment management fee of 1.99% of the average daily net assets of the Fund for its services and the payment of Fund ordinary operating expenses.  For the fiscal years ended October 31, 2005, 2006 and 2007, the Fund paid advisory fees of $7,179, $8,897 and $15,538, respectively.

The Adviser retains the right to use the name “The Georgetowne Long/Short Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name “Georgetowne Long/Short Fund” or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER.  Paul K. Hoffmeister (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  As of October 31, 2007, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of October 31, 2007, the Portfolio Manager did not manage any accounts outside the Fund.  Therefore, there is not any material conflict between the Fund and other accounts managed by the Portfolio Manager.

While the Fund pays the Adviser a fee based on assets under management, Mr. Hoffmeister's compensation from the Adviser is not fixed.  Because Mr. Hoffmeister owns the Adviser, his compensation is based upon the Adviser's profitability.  Mr. Hoffmeister participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and is paid in cash.  There are no bonuses, options, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of October 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Paul K. Hoffmeister	$10,001 - $50,000

TRUSTEES AND OFFICERS.  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Regan c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Trustee since February 2003

Vice President of Fixed Income Sales, Bank of America Securities Corp (8/06-present); Broker, CMO Department, Hilliard Farber (9/04-8/06); Mortgage Consultant, Citigroup (8/02-08/04); Sponsored Representative, Warrior Lacrosse Co. (1/03-present); Player, Philadelphia Wings (Lacrosse Team) (1/06-present); Player, New Jersey Pride (Lacrosse Team) (1/07-present); Player, Boston Cannons (Lacrosse Team) (5/01-9/05); Player, Rochester Rattlers (Lacrosse Team) (8/01-9/01); Marketing Director, Albany Attack/Pepsi Arena (9/01-6/02); Player, Albany Attack (Lacrosse Team) (1/01-5/03).

David E. Hannoush c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 31	Trustee since October 2004;	General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02).
Charles P. Clemens c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Trustee since December 2003	Attorney, Law Offices of Charles P. Clemens (9/04-present); Student, Nova Southeastern University Law School (8/01-5/04); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Paul K. Hoffmeister c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Chairman, President and Treasurer since December 2003; Trustee since February 2003

Chief Economist, Bretton Woods Research (7/06–present); Director of Market Strategy, Polyconomics (8/04-7/06); Operations Manager, Dr. Jana Hoffmeister (6/00-7/06); Assistant Trader, Quietlight Securities (8/01-4/02; and 3/04-8/04).

Paul F. Pechacek c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 39	Trustee between February 2003 and October 2004; Chief Compliance Officer since October 2004

Manager of Project Accounting & Analysis, Children’s National Medical Center (1/07–present); Manager of Finance, NVR, Inc. (6/06-11/06); Manager of Finance and various positions with MedStar Health including Manager of Finance (11/02-5/06); Manager Hospital Finance; Good Samaritan Hospital of Maryland  (2/00-11/02).

1 Mr. Pechacek and Mr. Hoffmeister are first cousins.  Mr. Hoffmeister is an “interested person” of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund’s adviser.

The Trust’s audit committee consists of Michael J. Regan, David E. Hannoush, and Charles P. Clemens.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee held three meetings  during the fiscal year ended October 31, 2007.

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares
Charles P. Clemens	0
Paul K. Hoffmeister	$10,001 - $50,000
David E. Hannoush	$10,001 - $50,000
Michael J. Regan	$10,001 - $50,000

COMPENSATION.  The compensation paid to the Trustees of the Trust by the Adviser for the fiscal year ended October 31, 2007 is set forth in the following table:

Name	Total Compensation from Trust (the Trust is not in a Fund Complex)[1]
Charles P. Clemens	$500.00
Paul K. Hoffmeister	$0
David E. Hannoush	$500.00
Michael J. Regan	$500.00

1 Trustee fees are Trust expenses.  However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser will make the actual payment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion (if any) and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Georgetowne Long/Short Fund may direct trades to certain brokers.

Over-the-counter (NASDAQ) transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.  The Code is included as exhibit, EX-99.23.p, in Part C to the Fund's registration statements.  The Securities Act number assigned to the Fund's registration statement is 333-103875.

The following table sets forth the brokerage commissions paid by the Fund during the last three fiscal periods.

Period Ended	Brokerage Commissions Paid
October 31, 2005	$2,127.00
October 31, 2006	$4,976.36
October 31, 2007	$9,867.00

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar and Lipper in order for such companies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar and Lipper no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is  disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund's Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund's portfolio holdings and includes a duty not to trade on the non-public information.

PRICING OF FUND SHARES

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Dividends and other distributions declared by the Fund in, and payable to, shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

If the net asset value of shares is reduced below a shareholder's cost as the result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

DISPOSITION OF SHARES. Upon a redemption or sale of shares of the Fund, a shareholder will realize a taxable gain or loss that will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a rate of 31% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with a Form W-9 to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, that shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL TAX INFORMATION

The Fund has qualified as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

CUSTODIAN

U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

MSS may waive all or a portion of is fund accounting and transfer agent fees.

The following table provides information regarding transfer agent and fund accounting services fees paid by the Adviser during the last two fiscal periods.

Fiscal Period	Fees Paid for Transfer Agent Services	Reimbursement for Out-Of-Pocket Expenses Incurred in Providing Transfer Agent Services to the Fund	Fees Paid for Accounting Services
October 31, 2005	$2,209.68	$0	$4,990.32
October 31, 2006	$2,209.90	$0	$4,999.10
October 31, 2007	$2,209.80	$0	$4,990.20

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

o

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

o

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

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shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

The policy provides that, not withstanding the foregoing, the Adviser will comply with any applicable voting requirements of Rule 12(d)(1)(F), as described in this SAI.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-877-257-4240 or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-257-4240 and will be sent within three business days of receipt of a request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as independent registered public accountants for the Fund for the fiscal year ending October 31, 2008.  Sanville & Company performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the period ended October 31, 2007.  The Trust will provide the Annual Report without charge upon written request or request by telephone.